EXHIBIT 10.17 TO ANNUAL REPORT OF SPECTRASCIENCE, INC. ON
                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996

STANDARD COMMERCIAL LEASE AGREEMENT
(REV. - 6/85)
                                Plymouth Business Center, Phase III
                                ---------------------------------------------
                                3650 Annapolis Lane
                                Plymouth, Minnesota
                                ---------------------------------------------
                                5,880 square feet of office space
                                  375 square feet of warehouse space
                                ---------------------------------------------
                                6,255 square feet total

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT is between St. Paul Properties, Inc. (a Delaware corporation) ("Landlord"), and SpectraScience, Inc. (a Minnesota corporation) ("Tenant").

                                   WITNESSETH:

     1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Hennepin, State of Minnesota, as shown outlined in red on the plan attached hereto as EXHIBIT A (the "Premises"), which is located in a building or buildings (collectively, the "Building") situated on the real property described on EXHIBIT B attached hereto (the "Property") and incorporated herein by reference, together with all right, privileges, easements, appurtenances, and Immunities belonging to or in any way pertaining to the leased premises.

     TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending 60 months thereafter, provided, however, that in the event the "commencement date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date".

     The "commencement date" shall be the date upon which the Premises have been substantially completed in accordance with the Plans and Specifications described on EXHIBIT C or attached hereto. Landlord shall notify Tenant in writing as soon as Landlord deems the Premises to be completed and ready for occupancy. In the event that the Premises are not substantially completed in accordance with such Plans and Specifications, Tenant shall notify Landlord in writing of its objections within thirty (30) days after Tenant receives such notice. Landlord shall have a reasonable time after delivery of Tenant's notice in which to take such corrective action as may be necessary and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that the Premises are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that the Premises have been completed in accordance with the Plans and Specifications and that the Premises are in good and satisfactory condition, as of when possession was so taken, except for those uncompleted items set forth in writing by Tenant prior to such taking of possession. Tenant acknowledges that no representations as to the condition of the Premises or the Building have been made by Landlord, unless such are expressly set forth in this lease. On or before such "commencement date" Tenant shall upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, on Landlord's standard form. In the event of any dispute as to when or whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of Landlord's architect or a certificate of occupancy issued by the local governmental authority permitting occupancy of the Premises shall be conclusive evidence of such completion, effective on the date of the delivery of any such certificate to Tenant.

     2.  BASE RENT AND SECURITY DEPOSIT.

     A. Tenant agrees to pay to Landlord base rent for the Premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of see Rider to Lease, Article 27 Dollars ($ see Rider, Article 27 ) per month, in advance, except that the monthly installment which otherwise shall be due on the commencement date shall be due and payable on the date hereof. Thereafter one such monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the commencement date during the term hereof, except that the rental payment of any fractional calendar month at the commencement or end of the lease period shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Five Thousand Nine Hundred Six and 00/100 Dollars ($5,906.00), which sum shall be held by Landlord, without interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, apply such fund to any arrears of rent or other payments due Landlord hereunder, and any other damage, injury expense or liability caused by such event of default without waiving such default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled. If the Property is conveyed by Landlord and Landlord delivers said deposit to Landlord's grantee, landlord shall have no further liability to Tenant with respect to said deposit and its application or return.

     3. USE. The premises shall be used only for the purposes of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as my be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, garbage containers and outdoor furniture are prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisance in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, not take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building or unreasonable interfere with their use of their premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle on the Premises any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance on the Building or the Property void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord for the Building is caused by Tenant's use and occupancy of the Premises, then Tenant shall pay to Landlord as additional rent the amount of such increase.

     4. OPERATING COSTS.

     A. Upon Demand, Tenant shall pay to Landlord, as additional rent during the term hereof, Tenant's proportionate share of Operating Costs, as hereinafter defined, calculated on the basis of the ratio set forth in Paragraph 4E.

     As used in this lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements of any kind and nature whatsoever incurred by Landlord in connection with the ownership, management, maintenance, operation and repair of the Property or the Building which Landlord shall pay or become obligated to pay in respect of a calendar year (regardless of when such Operating Costs were incurred). Operating Costs shall include, without limitation, the costs of maintenance, repairs, and replacements to the Building including roof, walls, downspouts, gutters, painting, and sprinkler systems; the costs of maintaining and repairing parking lots, parking structures and easements; property management fees, salaries, fringe benefits and related costs payable to employees of Landlord whose duties are connected with the Property; insurance costs, all heating and air conditioning costs, electricity, sewer and water and other utility costs not separately metered to tenants, landscape maintenance, trash and snow removal, taxes, as defined in paragraph 4F, and costs and expenses incurred by Landlord in protesting any assessments, levels or the tax rate, provided, however, that Operating Costs shall not include the following: (i) costs of alterations of any tenant's premises; (ii) costs of curing construction defects; (iii) depreciation; (iv) interest and principal payments on mortgages, and other debt costs; (v) real estate brokers' leasing commissions or compensation; (vi) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise; and (vii) cost of any service furnished to any other occupant of the Building which Landlord does not provide to Tenant hereunder. Notwithstanding anything contained herein to the contrary, depreciation of any structural repairs or replacements to the Building, or of any capital improvements made after the date of this lease which are intended to reduce Operating Costs or of any capital improvements which are required under any governmental laws, regulations, or ordinances which were not applicable to the Building at the time it was constructed, shall be included in Operating Costs. The useful life of any such improvement, structural repair or replacement shall be reasonably determined by Landlord. In addition, interest on the undepreciated cost of any such improvement, structural repair or replacement (at the prevailing construction loan rate available to Landlord on the date the cost of such improvement was incurred) shall also be included in Operating Costs.

     B. Promptly after the commencement of this lease and during December of each year or as soon thereafter as practicable, Landlord shall give Tenant written notice or its estimate of amounts payable under Paragraph 4A for the ensuing calendar year. On or before the first day of each month thereafter, Tenant shall pay to Landlord as additional rent one/twelfth (1/12th) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the first day of the month after the month in which such notice is given. If at any time it appears to Landlord that the amounts payable under Paragraph 4A for the then current calendar year will vary from its estimate by more than five percent (5%), Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

     Within ninety (90) days after the close of each calendar year or as soon thereafter as practicable, Landlord shall deliver to Tenant a summary of the total Operating Costs for the previous calendar year and Tenant's proportionate share thereof. If such summary shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, it shall be accompanied by a refund of the excess to Tenant. If such summary shows an amount due from Tenant that is more than the estimated payments previously paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent, within thirty (30) days after delivery of the summary.

     C. Tenant or its representatives shall have the right to examine landlord's books and records of Operating Costs during normal business hours within twenty
(20) days following the furnishing of the summary to Tenant. Unless Tenant takes written exception to any item within thirty (30) days following the furnishing of the summary to Tenant (which item shall be paid in any event), such summary shall be considered as final and accepted by Tenant.

     D. If landlord selects the accrual accounting method rather than the cash accounting method for operating expense purposes, Operating Costs shall be deemed to have been paid when such expenses have accrued.

     E. For purposes hereof the Premises total 6,255 square feet. The Buildings within Phase III totals 115,058 square feet. Tenant's "proportionate share" of 5.44% is arrived at by dividing 6,255 into 115,058.

     F. Landlord agrees to pay before they become delinquent all taxes, installments of special assessments and governmental charges of any kind and nature whatsoever (herein collectively referred to as "taxes") lawfully due and payable with respect to the Building and the Property.

     G. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Property, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

     5. LANDLORD'S RESPONSIBILITIES. Landlord shall maintain in good repair, reasonable wear and tear and any casualty covered by the Provisions of Paragraph 12A excepted, all parts of the Building, other than tenants' premises, making all necessary repairs and replacements, whether ordinary or extraordinary, structural or nonstructural, including roof, foundation, walls, downspouts, gutters, sprinkler system; regularly mow any grass, remove weeds and perform general landscape maintenance; and maintain and repair the parking lot and driveway areas. Tenant shall immediately give Landlord written notice of any defect or need for repairs after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance is responsible under any of the previsions of this Lease hall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

     6. TENANT'S RESPONSIBILITIES.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except as provided in Paragraph 50 in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, and special entry, interior walls and finish work, floors and floor coverings, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris and keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to Paragraph 12A, except that Tenant shall be obligated to repair all wind damage to glass unless caused by a tornado. See Rider, Article 28.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     C. Tenant and its employees, customers and licensees shall have the nonexclusive right to use, in common with the other parties occupying the Building, common parking areas, if any (exclusive of any parking or work load areas designated or to be designated by Landlord for the exclusive use of Tenant or other tenants occupying or to be occupying other portions of the Building), driveways and alleys adjacent tot he Building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe.

     D.  (ENTIRE PARAGRAPH DELETED)

     E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant take possession of the Premises.

     F. Tenant shall upon demand by Landlord, pay, as additional rent, the cost and expense of repairing any damage to the Premises resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons customers, or any other person entering upon the property as a result of Tenant's business activities or caused by Tenant's default hereunder to the extent the cost of repairing such damage is not reimbursed by the insurance to be maintained by Landlord under Paragraph 12A.

     7. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises (including but not limited to roof and wall penetrations), without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the Building and without overloading or damaging such Building, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. Prior to commencing any such alterations, additions or improvements Tenant shall provide such assurances to Landlord, including but not limited to waivers of lien, surety company performance and payment bonds and personal guaranties of persons of substance, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from mechanics', laborers', materialmen's or other liens. See Rider, Article 29.

     8. SIGNS/WINDOW COVERINGS. Tenant shall not, without the prior written consent of Landlord, install or affix any window coverings, blinds, draperies, signs, window or door lettering or advertising media of any type on the Property, the Building or in or on the Premises which are visible fro the exterior of the Building. Any permitted signs shall be subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove any permitted signs and window coverings upon the termination of this lease. Any such installations and removals shall be made in such manner as to avoid injury or defacement of the Building and other improvements, and Tenant shall repair any injury of defacement.

     9. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection. Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer and sprinkler charges and other utilities and services separately metered for the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and shall furnish and install all replacement electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the premises. See Rider,
Article 30.

     11. ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not have the right to assign or pledge this lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, without the prior written consent of Landlord which in the event of subleasing shall not be unreasonably withheld, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the revenant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the Premises r any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may, at its option, collect directly form such assignee or subtenant all rents due and becoming due to Tenant under such assignment of sublease and apply such rent against any sums due to landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder.

     If Landlord grants its consent to any sublease or assignment, Tenant shall pay Landlord as additions base rent, one hundred percent (100%) of any rent (together with escalation) payable to Tenant under the sublease or assignment, over the base rent payable hereunder plus Tenant's share of Operating Costs. If Landlord grants its consent to any sublease or assignment, Tenant shall pay hereunder plus Tenant's share of Operating Costs. If Landlord grants its consent to any sublease or assignment, Tenant shall pay all of the attorney's fees of Landlord incurred with respect of such assignment or sublease. in addition, if Tenant has any options to extend the term of this lease, such options shall not be available to any subtenant or assignee, directly or indirectly.

     Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord tot he proposed tenant or any other tenant.

     B. In addition, but not in limitation of Landlord's right to approve of any subletting or assignment, to terminate this lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this lease shall be terminated with respect to the entire Premises pursuant to this subparagraph, the term of this lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date been originally fixed in this lease for the expiration of the term hereof. If landlord recaptures only a portion of the Premises under this subparagraph, the runt during the unexpired term shall abate proportionately based on the rent contained in this lease as of the date immediately prior to such recapture.

     12. FIRE AND CASUALTY DAMAGE.

     A. Landlord agrees to maintained standard fire and extended coverage insurance covering the Building in an amount not less than 80% (or such greater percentage as my be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of fire, lighting and extended coverage, such coverages and endorsements to be defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the Building is situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of Paragraphs 12C, 12D and 12E, such insurance shall be for the sole benefit of Landlord and under its sole control.

     B. If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the Building should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     D. If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 12A, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage (except that Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which they existed prior to such damage, except that landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage (unless any such delay is due to changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, in which event such period shall be extended for the amount of time Landlord is so delayed), Tenant may at its option upon thirty (30) days prior written notice, terminate this lease as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder. whereupon all right and obligations hereunder shall cease and terminate. See Rider Article 31.

     F. Anything in this lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss of damage that may occur tot he Premises, improvements tot he Building or personal property (building contents) within the Building, by reason of fire or the elements regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officer and employees, but only to the extent of the insurance proceeds payable under the policies of insurance covering of the Property.

     13. LIABILITY. Landlord shall not be liable for and Tenant will indemnify and hold Landlord harmless from any loss, liability, claims, suits, costs and expenses, including attorney's fees, arising out of any claim of injury or damage on or about the Premises caused by the negligence or misconduct or breach of this lease by Tenant in or on the Premises or the Property. Landlord shall not be liable to Tenant or Tenant's agents, employees or invitees for any damage to persons or property due to any condition design, or defect in the Building or its mechanical systems which may exist or occur except Landlord's willful acts of gross negligence, or due to any leakage or of damages from gas, oil, water, steam, smoke or electricity or due to any other cause whatsoever and Tenant assumes all risks of damage to such persons or property. Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or other matter beyond control of Landlord, or any injury or damage or inconvenience, which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's willful acts of gross negligence.

     14. INSURANCE. Tenant shall maintain throughout the term of this lease a policy of Insurance, in form and substance satisfactory to Landlord, at Tenant's sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (I) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this lease; with a combined single limit of not less than $1,000,000 per occurrence in respect of injury to persons (including death) and in the amount of not less than $250,000 per occurrence in respect of property damage or destruction, including loss of use thereof. Such policy shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Evidence of such polity, together with a receipt evidencing payment of the premium, shall be delivered to Landlord prior tot he commencement date. Not less than thirty 930) days prior tot he expiration date of such policy, a certified copy of a renewal thereof (bearing notations evidencing the payment of the renewal premium) shall be delivered to Landlord. Such policy shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be canceled or changed to reduce the insurance coverage provided thereby.

     15. CONDEMNATION.

     A. If the whole or any substantial part of the Building is taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises or the Building for the purpose of which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease effective when the physical taking of the Property shall occur.

     B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings, provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest or other property which would have become the property of Landlord upon termination of this Lease; the right to such award being hereby assigned to Landlord.

     16. HOLDING OVER. Tenant will at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the lease premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes many one of (I) renewal of this lease for one year, and from year to year thereafter, or (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this lease; provided, however, that the monthly rental (or daily rental under (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred fifty (150%) percent the rental being paid monthly to Landlord under this lease immediately prior to such termination (prorated in the case of (iii) on the basis of 365 day year for each day Tenant remains in possession). If no such notice is served, then tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the lease premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; not shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     17. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, fee and clear of all liens and encumbrances, exception only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     18. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

       (a) Tenant shall fail to pay any installment of the base rent, additional rent, operating Costs, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

       (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

       (c) Tenant shall file a petition under any section or chapter of the federal bankruptcy laws, or under any similar law or statute of the United States or any State thereof, whether now or hereafter in effect; or an order for relief shall be entered against Tenant in any such bankruptcy or insolvency proceedings filed against Tenant thereunder or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

       (d) A receiver or trustee shall be appointed for all substantially all of the assets of Tenant.

       (e) (ENTIRE PARAGRAPH DELETED)

       (f) Tenant shall vacate all or a substantial portion of the Premises, whether or not Tenant is in default of the payments due under this lease.

       (g) Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 23 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

       (h) Tenant shall fail to comply with any term, provisions or covenant of this lease (other than the foregoing in this paragraph 18), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant. See Rider to Lease, Article 32.

     19. REMEDIES. Upon the occurrence of any of such events of default described in Paragraph 18 thereof, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

       (a) Landlord may, at its election, terminate this lease or terminate Tenant's right to possession only, without terminating the lease;

       (b) Upon an termination of this lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this lease, Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess landlord of the Premises as of Landlord's former estate and to expel or remove Tenant arid and any other who may be occupying or within the Premises and to alter all locks and other security devices at the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law;

       (c) Upon any termination of this lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (I) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (d) relating to recovery of the Premises, preparation fro reletting and for reletting and for reletting itself), which the parties agree shall in no event exceed 60% of the then present value of the rent for the period and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant;

       (d) (I) upon any termination of Tenant's right to possession only without termination of the lease, Landlord may, at Landlord' option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the lease term;

         (ii) Landlord may, but need not relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises as part of a larger area and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this subparagraph from time to time.

       (e) In addition to Landlord's right under paragraph 9 above hereof Landlord may, at Landlord's option, enter into and upon the Premises, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligation under this lease;

       (f) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the lease or of law, to which Tenant is or my be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this lease as by a bill of sale without further payment or credit by landlord to Tenant.

     In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and five percent (5%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder the failure to pay such late charge within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the Premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained. Landlord' acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

     20. (ENTIRE PARAGRAPH DELETED)

     21. MORTGAGES. Tenant accepts this lease subject and subordinate to any mortgage(s) now or at any time hereafter constituting a lien or charge upon the Property or the Premises, provided however, that if the holder of any such mortgage elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

     22. LANDLORD'S DEFAULT. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the Property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter.

     23. MECHANIC'S LIENS AND PERSONAL PROPERTY TAXES.

     A. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Building or the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Building or the Premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Building or the Premises.

     B. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that par of such taxes.

     24. NOTICES. Each provisions of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

       (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

       (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

       (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                                 LANDLORD:                                                 TENANT:
         St. Paul Properties, Inc.                                      SpectraScience, Inc.
         ----------------------------------------------------------     -----------------------------------------------
         385 Washington Street                                          3650 Annapolis Lane
         ----------------------------------------------------------     -----------------------------------------------
         St. Paul, MN  55102                                            Plymouth, MN  55447
         ----------------------------------------------------------     -----------------------------------------------
         Atten:  Mike Elnicky                                           Atten: Ching-Meng Chew
         ----------------------------------------------------------     -----------------------------------------------
                                                                                 Chief Financial Officer
         ----------------------------------------------------------     -----------------------------------------------

         WITH A COPY TO:                                                WITH A COPY TO:
            Welsh Companies, Inc.
         ----------------------------------------------------------     -----------------------------------------------
            8200 Normandale Boulevard #200
         ----------------------------------------------------------     -----------------------------------------------
            Minneapolis, MN  55437-1060
         ----------------------------------------------------------     -----------------------------------------------
            Atten:  Vice President, Property Management
         ----------------------------------------------------------     -----------------------------------------------

     If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address with the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     25. MISCELLANEOUS.

     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights obligations under this lease. the term "Landlord" shall mean only the owner, at any time of the Premises, and in the event of the transfer by such owner of its interest in the Premises, Landlord's grantee or Landlord's successor shall upon such transfer become "Landlord" hereunder; but such covenants and obligations and relieving the grantor or assignor of all covenants and obligations of "landlord" hereunder; but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership, provided, however, that no successor Landlord shall be responsible for the return of any security deposit provided for pursuant to Paragraph 2B unless such successor receives the deposit. Tenant agrees to furnish promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this lease. Nothing herein contained shall give any other tenant in the Building any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee an estoppel certificate in a form designated by Landlord. it is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord' execution of this lease.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to Operating Costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term Operating Costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, Tenant shall pay to Landlord the amount as estimated by Landlord, necessary (I) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for Operating Costs or other amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph.

     G. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

     H. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than Art Brown, Garfield Clark & Associates, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other from of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

     I. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and its is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     J. Because the Premises are on the open market and are presently being shown, this lease shall be treated as an offer and shall not be valid or binding unless and until accepted by Landlord in writing.

     26. ADDITIONAL PROVISIONS. See the attached Rider for additional provisions which are a part of this lease.

DATED:   Oct 10, 1996

                             LANDLORD

                             ST. PAUL PROPERTIES, INC.  a Delaware corporation
                             --------------------------------------------------

                             By      /S/ BRIAN T. MCMAHON
                                     ------------------------------------------

                             Its     Michael Elnicky, Asset Manager
                                     ------------------------------------------
                             TENANT:

                             SPECTRASCIENCE, INC.,  a Minnesota corporation
                             --------------------------------------------------

                             By      /S/ CHING-MENG CHEW
                                     ------------------------------------------

                             Its     Ching-Meng Chew, Chief Financial Officer
                                     ------------------------------------------



                                 RIDER TO LEASE
                                 DATED 10/10/96
                                 BY AND BETWEEN
           SPECTRASCIENCE, INC., A MINNESOTA CORPORATION, AS "TENANT"
                                       AND
        ST. PAUL PROPERTIES, INC., A DELAWARE CORPORATION, AS "LANDLORD"

ARTICLE 27.       BASE RENT SCHEDULE
                                                     Monthly       Total Period
                  Period                             Base Rent     Base Rent
                  ------                             ---------     ---------
                  November 1, 1996 through and
                  including October 31, 1999         $4,436.00      $159,696.00

                  November 1, 1999 through and
                  including October 31, 2001         $4,566.00      $109,584.00


ARTICLE 28.       HVAC REPLACEMENT
                  The following is added at the end of Paragraph 6(a):

                  "Notwithstanding the foregoing, in the event any one of the rooftop HVAC units shall require complete replacement during the term of this Lease and any extensions, Landlord agrees to replace said unit and Tenant agrees to compensate Landlord for the cost thereof based on the following formula: The actual cost of replacement amortized plus twelve (12%) percent interest per annum amortized over a ten (10) year period commencing on the date of replacement. The payment required by the preceding sentence shall be made simultaneously with Tenant's payment of Base Rent commencing on the month after the month in which replacement occurred through the expiration date of this Lease, as the same may be extended or renewed, or for ten (10) years, whichever first occurs."

ARTICLE 29.       ALTERATIONS
                  The following is added at the end of Paragraph 7 of the Lease:

                  "Notwithstanding anything in this Paragraph 7 to the contrary, Tenant shall not be obligated to remove any of the Tenant Improvements constructed in the Premises as of the Commencement Date; provided, however, that Tenant shall not be obligated to remove improvements placed or constructed in the Premises by Tenant after the Commencement Date, unless, at the time Landlord consents to the placement or construction of such improvements, Landlord notifies Tenant that such improvements must be removed upon the expiration of the term or any extension thereof. Any improvements placed or constructed in the Premises after the Commencement Date to which Landlord has consented pursuant to this Paragraph 7 shall be constructed or placed and operated in the Premises in accordance with all applicable laws."

ARTICLE 30.       UTILITIES
                  The following is added at the end of Paragraph 10 of the
                    Lease:

                  "Landlord shall from time to time reasonably determine that the use of any such utility or service in the Premises is disproportionate to the use of the other tenants. Landlord may adjust Tenant's share of the costs thereof from a date reasonably determined by Landlord to take equitable account of the disproportionate use."

ARTICLE 31.       FIRE AND CASUALTY DAMAGE
                  The following is added at the end of Paragraph 12 of the
                    Lease:

                  "In the event the Premises are substantially damaged such that Tenant cannot conduct its business therein, Landlord to use all reasonable efforts to find a suitable replacement space within Plymouth Business Center for Tenant's occupancy either on a temporary basis or for a new lease term as agreed to by both parties. Nothing in this Article 31 shall be deemed to modify the rights and obligations of the parties as set forth in Article 12.

ARTICLE 32.       EVENTS OF DEFAULT
                  The following is added at the end of Paragraph 18(h) of the
                    Lease:

                  "...; provided, however, that Tenant shall not be deemed to have committed an event of default hereunder if said event of default is not, by its nature, susceptible of cure within said twenty-day period, and Tenant has commenced to cure said event of default within said twenty-day period and, subject to force majeure, Tenant continues diligently to prosecute such cure to completion within sixty (60) days after Tenant's receipt of notice from Landlord notifying Tenant of such default.

ARTICLE 33.       RIGHT OF FIRST OFFER
                  Provided Tenant is not then in default under this Lease, Tenant shall have a right to lease approximately 4,298 rentable square feet of space in the Building which are adjacent to the Premises and currently leased by another tenant of the Building ("Offer Space"). For the purposes of this Lease, "available for lease" shall mean that no other tenant of Plymouth Business Center has any rights of first offer or expansion as to such premises. Tenant shall give Landlord notice of its intent to expand the Premises not later than August 31, 1997 (the "Expansion Notice"), it being understood and agreed that if Tenant does not deliver the Expansion Notice on or before August 31, 1997 Tenant shall have no right to do so and Landlord shall have no obligation to lease the Offer Space to Tenant. If Tenant timely gives the Expansion Notice, Landlord shall give written notice thereof to Tenant, together with the terms and conditions upon which Landlord desires to lease the same (the "Notice from Landlord"). Tenant shall have fifteen (15) days after receipt of the Notice from Landlord within which to deliver to Landlord written notice of Tenant's exercise of this offer (the "Notice of Exercise"); provided, it shall be a condition precedent to the effectiveness of Tenant's delivery of a Notice of Exercise that Tenant is not in default in the performance of its obligations under the Lease as of the date of Tenant's delivery of the Notice of Exercise. Except for the terms and conditions specifically set forth in the Notice from Landlord, all terms and conditions of Tenant's lease of all or a portion of the Offer Space shall be as provided in this Lease; provided, unless otherwise specified in the Notice From Landlord, Offer Space shall be leased "AS-IS". The parties agree that base rent for the Offer Space shall be the ten market rent (as reasonably determined by Landlord) and the term of the lease of the Offer Space shall be three (3) years. The Notice of Exercise shall contain the same essential terms as the terms set forth in the Notice From Landlord and shall be in a form sufficient to serve as a commitment by Tenant to enter into a lease amendment with Landlord contain such terms with respect to the Offer Space as are identified in the Notice from Landlord; provided, however, that the effectiveness of the Notice of Exercise and Landlord's obligations to lease the Offer Space to Tenant shall be contingent upon Landlord's review and approval of Tenant's financial condition. Within five (5) days after request therefor from Landlord, Tenant shall deliver to Landlord such financial information concerning Tenant as Landlord may reasonably request. Promptly upon Tenant's delivery of the Notice of Exercise, if Landlord has approved Tenant's financial condition, the parties shall cooperate in the execution of an agreement by modifying the terms hereof to include the Offer Space as part of the Premises in accordance with the terms contemplated in such Notice From Landlord, and otherwise in accordance with the provision of this section. Tenant shall have no right to rescind any Notice of Exercise given as to any Offer Space. If Tenant fails to deliver the Notice of Exercise within said fifteen (15) day time period, Tenant shall be deemed to have waived its right to lease the Offer Space either in writing or in accordance with the preceding sentence, Landlord shall be free to lease the Offer Space identified in such Notice From Landlord thereafter to any party upon any terms. The right contemplated by this
                  Article 33 shall not survive the expiration or termination of this Lease, and shall not be available to any assignee, sublessee or successor to Tenant's interest hereunder.

ARTICLE 34.       RIGHT TO RENEW
                  The following is added as a new Paragraph 34 to the Lease:

                  Landlord hereby grants to Tenant one options to extend the term of this Lease as to the Premises, upon the terms and conditions of this Paragraph 34, if:

                   a) Tenant is not in default under this Lease beyond any time to cure at the time such option is exercised; and

                   b) Tenant gives Landlord written notice of the exercise of the renewal of this Lease not earlier than the fourth anniversary of the commencement date and not later than nine months prior to the end of the term (the "Renewal Notice of Exercise"), time being of the essence. Tenant's failure to notify Landlord of its intent to exercise the option to renew the Term granted herein on or before the date specified in this subparagraph (b) for such renewal shall be deemed a waiver of Tenant's right to exercise its option to renew. Landlord and Tenant agree that if, prior to the date Tenant delivers the Renewal Notice of Exercise, Tenant has leased any Offer Space (as defined in Paragraph 33 hereof), the Renewal Notice of Exercise and the subsequent extension of the term of this Lease pursuant to this Paragraph 34 shall include and be applicable to such Offer Space.

                  If Tenant elects to extend the terms of this Lease under this Paragraph 34, the following terms and conditions apply:

                   a) the extension term shall commence upon the expiration of the initial term and continue thereafter for a period of three (3) years;

                   b) base rent for the Premises for the extension term shall be
                      Market Rent (as defined in Paragraph 35 of this Lease);
                      and

                   c) all of the other terms and conditions contained in this
                      Lease, as it may have been amended from time to time, shall be as set out in this Lease, it being understood that there shall be no rights of renewal or extension except as granted by this paragraph 34.

                  Within fifteen (15) days after request thereof from Landlord, Tenant shall execute and deliver to Landlord those instruments which Landlord may request to evidence the extension described in this Paragraph 34. The rights of Tenant under this Paragraph 34 shall not be severed from this Lease or separately sod, assigned or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease. Notwithstanding the foregoing, the extension option contemplated by this Paragraph 34 shall automatically terminate and shall become null and void and of no further force and effect upon the earlier to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, or (iii) failure of Tenant to timely or properly exercise the rights granted by this Paragraph 34. The right contemplated by this Paragraph 34 shall not survive the expiration or termination of this Lease, and shall not be available to any assignee, sublessee, or successor to Tenant's interest hereunder, except a Permitted Assignee.

ARTICLE 35.       MARKET RENT
                  The following shall be added as a new Paragraph 35 to the
                  Lease:

                  "Market Rent" means the amount of annual rent, which may or may not include concessions, improvements or other matters (exclusive of Operating Costs) which Landlord would receive by then renting similar space (including similar square footage) for premises in the project in which the Building is located, and which Market Rent shall in no event exceed the then-published rates for which Landlord is then leasing similar premises in Plymouth Business Center. Within forty-five (45) days after Tenant exercises its right to extend the term pursuant to Paragraph 34, Landlord shall give Tenant notice of Market Rent for the extension term (the "Market Rent Notice"). If Tenant does not agree with Landlord's determination of Market Rent as set forth in the Market Rent Notice, Tenant shall so notify Landlord ("Tenant's Notice"), which Tenant's notice shall be deemed a recission of Tenant's Renewal Notice of Exercise and, in such case, the term of the Lease shall end on the date set forth in Paragraph 1 of the Lease, in accordance with all other terms and conditions of this Lease. Tenant's failure to give Tenant's notice within forty-five (45) days after the date of the Market Rent Notice shall be deemed an acceptance of Landlord's determination of Market Rent, and the term shall be deemed extended pursuant to the Renewal Notice of Exercise.

ARTICLE 36.       HAZARDOUS WASTE
                  The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Material") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of the lease, the Premises is found to be so contaminated or subject to said conditions solely by Tenant, it's agents, employees or invitees, Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs and expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. The foregoing indemnification shall survive the termination or expiration of this Lease.

ARTICLE 37        IMPROVEMENTS
                  Landlord to complete the improvements as described on Exhibit
                  C. Landlord's contribution to the improvements shall not exceed $34,208.00.




Tenant:                                              Landlord:
SPECTRASCIENCE, INC.                                 ST. PAUL PROPERTIES, INC.
(A MINNESOTA CORPORATION)                            (A DELAWARE CORPORATION)

By:________________________________                  By:________________________


Its:_______________________________                  Its:_______________________

Date:______________________________                  Date:______________________